       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST

                       ---------------------------------------------------------
                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2002
                                  Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Opportunity Trust's annual report for the year ended December 31, 2002.

  The following table summarizes key statistics for the Primary Class of shares of the Fund, along with some comparative indices, as of December 31, 2002:

                                                  Total Returns(A)
                                                --------------------
                                                3 Months   12 Months
                                                --------   ---------
Opportunity Trust Primary Class                 +18.95%     -15.52%
Dow Jones Industrial Average(B)                 +10.60%     -15.01%
S&P 500 Stock Composite Index(C)                 +8.44%     -22.10%
Value Line Index(D)                              +7.90%     -28.75%

  Bill Miller, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages.

  Ernst & Young LLP, the Fund's independent auditors, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2002, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

January 21, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

Portfolio Manager's Comments

Legg Mason Opportunity Trust

  The table below shows cumulative total returns for the Fund and some comparative indices for the fourth quarter of 2002 and various periods ended December 31, 2002:

                                  FOURTH
                                  QUARTER     ONE      THREE       SINCE
                                   2002      YEAR      YEARS    INCEPTION(A)
----------------------------------------------------------------------------
Opportunity Trust Primary
  Class(B)                        +18.95%   -15.52%   -15.33%    -15.33%

S&P 500 Stock Composite Index(C)   +8.44%   -22.10%   -37.61%    -37.61%
Dow Jones Industrial Average(D)   +10.60%   -15.01%   -23.53%    -23.53%
NASDAQ Composite(E)               +13.95%   -31.53%   -67.18%    -67.18%
Lipper Diversified Equity
  Funds(F)                         +5.86%   -22.42%   -27.83%    -27.83%

  Our Fund had a terrific fourth quarter, rising almost 19%. The S&P 500 rose 8.44%, and the average equity fund rose 5.86%. For the year, our net asset value fell 15.52%, compared to the market's decline of 22.10%. Most equity funds had declines greater than that of the S&P 500.

  Although our relative results are fine, our absolute results are not. In the three years since the Fund started, we have lost 5.4% per year on average. We have managed to beat both the market and the average return of the Lipper Diversified Equity Funds in each of our first three years, but shareholders have not made any money, which is the point, after all.

  The past year was in many ways a continuation of the dominant trends since the peak of the market in the spring of 2000. Investors who had embraced risk in the late 1990s became increasingly risk averse as stocks declined, using each counter trend rally to reduce their exposure to stocks in favor of bonds, or to shift to safer, less volatile stocks and away from those perceived as too exposed to the areas of the market with the greatest problems. "Economic uncertainties" and "poor visibility" were the usual culprits blamed for the market's troubles, as if the economic outlook had ever exhibited certainty, or as if corporations were now trying to navigate through an unusual business weather pattern that obscured their normal ability to foresee the future with great clarity.

---------------

(A) The inception date of the Opportunity Trust Primary Class is December 30, 1999. Index returns are for periods beginning December 31, 1999.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not indicate future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

  If I am right, though, the trends of the past three years reversed early in the fourth quarter of 2002. The path of least resistance for stocks since October 9 has been higher. Markets exhibit what the professors call sensitive dependence on initial conditions, which is why the answer to almost every investment question is, "it depends." The conditions in early October were those of low valuation and extreme pessimism. Over 90% of the stocks and 100% of the market's sectors declined in the third quarter. Stocks were poised to reverse course and did in conjunction with the Fed's 50 basis point rate cut and Fed Governor Ben Bernanke's remarkable speech of November 21 on the central bank's ability to effectively deal with deflation. Deflation had been a persistent concern of the market due both to Japan's experience and worries that our economy was exhibiting early signs of that malaise.

  The market rally caught most managers by surprise, which was no surprise. Only about 20% of managers beat the market in the fourth quarter, the lowest percentage of the year. Our results in the fourth quarter were so strong only because most other managers were not positioned for a rally. As I wrote early last year, we expected the market and economy to improve (we were wrong about the market) and were so positioned. That served us well in the fourth quarter, and not so well in the preceding two quarters.

  After the weakest December in 70 years, the market resumed its upward course in the first two weeks of January before retreating as investors worried about conflict with Iraq. I think it will take some time for investors to believe the polarity of the market has changed from negative to positive, but I would be surprised if we did not finally have a positive year in 2003. Predestination, though, has been mostly out of favor since Calvin, and so a positive year is not foreordained, even if I think it highly probable.

  Our portfolio remains quite concentrated compared with most, and also has lower turnover. The top ten positions make up 56% of the assets, and the top 20 cover 81%. It is an eclectic group, with most of the stocks in the so-called mid-cap group. Seventy percent of our holdings have market capitalizations of $10 billion or less. I have no a priori view about how the portfolio will look in twelve months. Our flexibility gives us the opportunity to invest more broadly than many other funds, but there is no point in trying to compete where you have no competitive advantage. We have the capability to move quickly when we see an opportunity, as happened with our investment in Level 3 last year. We intend to be patient and see how things evolve.

  As always, we appreciate your support and welcome your comments.

                                                  Bill Miller, CFA

January 22, 2003
DJIA 8318.73

Performance Information

Legg Mason Opportunity Trust

Performance Comparison of a $10,000 Investment as of December 31, 2002

  The following graph compares the Fund's total returns to the S&P 500 Stock Composite Index. The graph illustrates the cumulative total return of an initial $10,000 investment made at the Fund's inception (December 30, 1999). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

  Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -15.52%           -15.52%
  Life of
    Class(+)          -15.33%            -5.39%
  -------------------------------------------------
  (+) Inception date: December 30, 1999
  -------------------------------------------------

[OPPORTUNITY TRUST PERFORMANCE CHART]

                                                                                                   STANDARD & POOR'S 500 STOCK
                                                             OPPORTUNITY TRUST - PRIMARY CLASS          COMPOSITE INDEX(A)
                                                             ---------------------------------     ---------------------------
12/30/99                                                       $         10000.00                   $        10000.00
                                                                         10670.00                            10229.00
6/30/00                                                                  10380.00                             9958.00
                                                                         10980.00                             9861.00
12/31/00                                                                  9832.00                             9090.00
                                                                         10382.00                             8012.00
6/30/01                                                                  11574.00                             8481.00
                                                                          8161.00                             7236.00
12/31/01                                                                 10022.00                             8009.00
                                                                         10728.00                             8031.00
6/30/02                                                                   8713.00                             6955.00
                                                                          7118.00                             5754.00
12/31/02                                                                  8467.00                             6239.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning December 31, 1999.

SELECTED PORTFOLIO PERFORMANCE (B)

Stronger performers for the year ended December 31, 2002(C)
-----------------------------------------------------------
   1.     TALK America Holdings, Inc.            +355.3%
   2.     Providian Financial Corporation         +82.8%
   3.     Amazon.com, Inc.                        +74.6%
   4.     Amazon.com, Inc., Cv., 4.75%, due
           2/1/09                                 +49.0%
   5.     Level 3 Communications, Inc.,
           9.125%, due 5/1/08                     +28.0%
   6.     Oxford Health Plans, Inc.               +20.9%
   7.     Devon Energy Corporation                +19.3%
   8.     Pinnacle Entertainment, Inc.            +14.9%
   9.     Cott Corporation                        +12.0%
  10.     Washington Mutual, Inc.                  +8.8%

 Weaker performers for the year ended December 31, 2002(C)
-----------------------------------------------------------
   1.     AmeriCredit Corp.                       -75.5%
   2.     Broadwing Inc.                          -63.0%
   3.     Gateway, Inc.                           -61.0%
   4.     Research In Motion Limited              -44.7%
   5.     UnumProvident Corporation               -32.1%
   6.     Abercrombie & Fitch Co.                 -22.9%
   7.     Unisys Corporation                      -21.1%
   8.     Acxiom Corporation                      -12.0%
   9.     Omnicare, Inc.                           -3.9%
  10.     Pentair, Inc.                            -3.5%

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2002
----------------------------------------------
Aon Corporation
FBR Asset Investment Corporation
Wynn Resorts, Limited
Wynn Resorts, Limited, 12%, due 11/1/10
Securities sold during the 4th quarter 2002
-------------------------------------------
Broadwing Inc., Cv., 6.7%
eSpeed, Inc.
Providian Financial Corporation, Cv., 0%,
 2/15/21
Symantec Corporation

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.
(C) Securities held for the entire year.

Statement of Net Assets

December 31, 2002
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 77.7%

Consumer Discretionary -- 11.7%
 Hotels, Restaurants and Leisure -- 1.5%
 Pinnacle Entertainment, Inc.                                                     1,750         $   12,128(A,B)
 Wynn Resorts, Limited                                                              700              9,177(A)
                                                                                                ----------
                                                                                                    21,305
                                                                                                ----------
 Internet and Catalog Retail -- 6.8%
 Amazon.com, Inc.                                                                 5,200             98,228(A)
                                                                                                ----------
 Media -- 0.6%
 Gemstar-TV Guide International, Inc.                                             2,700              8,775(A)
                                                                                                ----------
 Specialty Retail -- 2.8%
 Abercrombie & Fitch Co.                                                          2,000             40,920(A)
                                                                                                ----------
Consumer Staples -- 3.1%
 Beverages -- 3.1%
 Cott Corporation                                                                 2,500             44,550(A)
                                                                                                ----------
Energy -- 0.8%
 Oil and Gas -- 0.8%
 Devon Energy Corporation                                                           250             11,475
                                                                                                ----------
Financials -- 17.6%
 Banks -- 1.9%
 Washington Mutual, Inc.                                                            800             27,624
                                                                                                ----------
 Diversified Financials -- 12.0%
 AmeriCredit Corp.                                                                5,880             45,511(A)
 CIT Group Inc.                                                                   1,500             29,400(A)
 FBR Asset Investment Corporation                                                 1,000             33,900
 Providian Financial Corporation                                                 10,000             64,900(A)
                                                                                                ----------
                                                                                                   173,711
                                                                                                ----------
 Insurance -- 3.7%
 Aon Corporation                                                                  1,300             24,557
 UnumProvident Corporation                                                        1,600             28,064
                                                                                                ----------
                                                                                                    52,621
                                                                                                ----------

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Health Care -- 4.1%
 Health Care Distributors and Services -- 4.1%
 Omnicare, Inc.                                                                   1,900         $   45,277
 Oxford Health Plans, Inc.                                                          400             14,580(A)
                                                                                                ----------
                                                                                                    59,857
                                                                                                ----------
Industrials -- 13.1%
 Commercial Services and Supplies -- 2.5%
 Republic Services, Inc.                                                          1,748             36,667(A)
                                                                                                ----------
 Industrial Conglomerates -- 8.3%
 Tyco International Ltd.                                                          7,000            119,560
                                                                                                ----------
 Machinery -- 2.3%
 Pentair, Inc.                                                                      966             33,385
                                                                                                ----------
Information Technology -- 14.3%
 Communications Equipment -- 1.8%
 Research In Motion Limited                                                       2,000             26,240(A)
                                                                                                ----------
 Computers and Peripherals -- 1.7%
 Gateway, Inc.                                                                    7,900             24,806(A)
                                                                                                ----------
 Internet Software and Services -- 2.9%
 VeriSign, Inc.                                                                   5,200             41,704(A)
                                                                                                ----------
 IT Consulting and Services -- 5.9%
 Acxiom Corporation                                                               3,000             46,140(A)
 Unisys Corporation                                                               3,980             39,402(A)
                                                                                                ----------
                                                                                                    85,542
                                                                                                ----------
 Software -- 2.0%
 Computer Associates International, Inc.                                          2,100             28,350
                                                                                                ----------
Limited Partnerships -- 1.5%
 Davis Partners Fund I LLP                                                        2,895              2,809(C)
 Hygrove Capital Fund                                                            10,000              9,518(C)
 Omega Capital Partners Limited                                                  10,000              9,099(C)
                                                                                                ----------
                                                                                                    21,426
                                                                                                ----------

                                                                             Shares/Par           Value
----------------------------------------------------------------------------------------------------------
Telecommunication Services -- 10.0%
 Diversified Telecommunication Services -- 10.0%
 Broadwing Inc.                                                                  14,944         $   52,603(A,B)
 Level 3 Communications, Inc.                                                    17,500             85,750(A)
 TALK America Holdings, Inc.                                                      1,231              6,892(A)
                                                                                                ----------
                                                                                                   145,245
                                                                                                ----------
Utilities -- 1.5%
 Electric Utilities -- 1.5%
 The AES Corporation                                                              7,000             21,140(A)
                                                                                                ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,382,847)                          1,123,131
----------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 21.6%
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                       $126,500             92,819
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                         20,000             14,675(D)
Level 3 Communications, Inc., 9.125%, due 5/1/08                                150,000             96,000
Level 3 Communications, Inc., Cv., 9%, due 7/15/12                               50,000             77,375
TALK America Holdings, Inc., Cv., 12%, due 8/15/07                               24,401             16,471(E)
Wynn Resorts, Limited, 12%, due 11/1/10                                          15,000             15,150
                                                                                                ----------
Total Corporate and Other Bonds (Identified Cost -- $253,103)                                      312,490
----------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%

Goldman, Sachs & Company
 1.2%, dated 12/31/02, to be repurchased at $6,141 on
 1/2/03 (Collateral: $6,006 Freddie Mac mortgage-backed
 securities, 6.5%, due 8/1/32, value $6,296)                                      6,140              6,140

J.P. Morgan Chase & Co.
 1.2%, dated 12/31/02, to be repurchased at $6,141 on
 1/2/03 (Collateral: $4,908 Fannie Mae notes, 7.25%, due
 5/15/30, value $6,272)                                                           6,141              6,141
                                                                                                ----------
Total Repurchase Agreements (Identified Cost -- $12,281)                                            12,281
----------------------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $1,648,231)                                      1,447,902
Other Assets Less Liabilities -- (0.2)%                                                             (3,007)
                                                                                                ----------

NET ASSETS -- 100.0%                                                                            $1,444,895
                                                                                                ==========


----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 171,714 Primary Class shares outstanding                                                       $1,821,664
   3,841 Institutional Class shares outstanding                                                     40,121
Accumulated net investment income/(loss)                                                            13,403
Accumulated net realized gain/(loss) on investments                                               (229,964)
Unrealized appreciation/(depreciation) of investments                                             (200,329)
                                                                                                ----------

NET ASSETS                                                                                      $1,444,895
                                                                                                ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                                       $8.23
                                                                                                ==========
 INSTITUTIONAL CLASS                                                                                 $8.21
                                                                                                ==========
----------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2002, the total market value of Affiliated Companies was $64,731, and the identified cost was $124,580.

(C) Investment in a limited partnership organized under the laws of the State of Delaware. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

                                 Acquisition Date    Cost     Value
                                 ----------------   -------   ------
Davis Partners Fund I LLP         November 2001     $ 2,895   $2,809
Hygrove Capital Fund              May 2002           10,000    9,518
Omega Capital Partners Limited    June 2002          10,000    9,099

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1% of net assets.

(E) Pay-in-Kind ("PIK") security -- A bond in which interest during the initial few years is paid in additional PIK securities rather than in cash.

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2002
(Amounts in Thousands)

Legg Mason Opportunity Trust

----------------------------------------------------------------------------
Investment Income:

Dividends
  Affiliated companies                             $      34
  Other dividends                                      6,344

Interest
  Affiliated companies                                26,653
  Other interest                                      14,419
                                                   ---------
      Total income                                                 $  47,450
                                                                   ---------

Expenses:

Investment advisory fee                               12,419
Distribution and service fees                         15,903(A)
Audit and legal fees                                      79
Custodian fee                                            255
Directors' fees and expenses                              22
Interest expense                                         440(B)
Registration expense                                      57
Reports to shareholders                                  253
Transfer agent and shareholder servicing expense       1,287(A)
Other expenses                                           434
                                                   ---------
                                                      31,149
      Less reimbursements by third parties              (169)(A)
                                                   ---------
      Total expenses, net of reimbursements                           30,980
                                                                   ---------
NET INVESTMENT INCOME/(LOSS)                                          16,470
                                                                   ---------

Net Realized and Unrealized Gain/(Loss) on
  Investments:

Realized gain/(loss) on:
      Investments and foreign currency
         transactions                               (156,104)(C)
      Securities sold short                            3,751
Change in unrealized appreciation/(depreciation)
  of investments and foreign currency
  translations                                      (161,141)
                                                   ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  SECURITIES SOLD SHORT                                             (313,494)
----------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                     $(297,024)
----------------------------------------------------------------------------

(A) See Note 1 to financial statements.

(B) See Note 5 to financial statements.

(C) Includes $25,226 of realized loss on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                        For the Years Ended
                                                    ---------------------------
                                                      12/31/02       12/31/01
-------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                         $   16,470     $    7,124

Net realized gain/(loss) on investments and
  foreign currency transactions                        (152,353)       (54,399)

Change in unrealized appreciation/(depreciation)
  of investments and foreign currency
  translations                                         (161,141)        17,435
-------------------------------------------------------------------------------
Change in net assets resulting from operations         (297,024)       (29,840)

Distributions to shareholder from:
  Net investment income:
      Primary Class                                      (8,597)        (6,242)
      Institutional Class                                  (556)          (384)

Change in net assets from Fund share
  transactions:
      Primary Class                                      (3,581)       636,485
      Institutional Class                                 6,375         19,817
-------------------------------------------------------------------------------
Change in net assets                                   (303,383)       619,836

Net Assets:

Beginning of year                                     1,748,278      1,128,442
-------------------------------------------------------------------------------
End of year                                          $1,444,895     $1,748,278
-------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $   13,403     $    3,158
-------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Opportunity Trust

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                              YEARS ENDED DECEMBER 31,
                                 --------------------------------------------------
                                    2002         2001         2000        1999(A)
-----------------------------------------------------------------------------------
Net asset value, beginning of
 year                              $9.80        $9.65        $10.00       $10.00
                                 --------------------------------------------------
Investment operations:
 Net investment income/(loss)        .09          .04(B)        .04          --
 Net realized and unrealized
   gain/(loss) on investments      (1.61)         .15(B)       (.21)         --
                                 --------------------------------------------------
 Total from investment
   operations                      (1.52)         .19          (.17)         --
                                 --------------------------------------------------
Distributions:
 From net investment income         (.05)        (.04)         (.04)         --
 From net realized gain on
   investments                       --           --           (.14)         --
                                 --------------------------------------------------
 Total distributions                (.05)        (.04)         (.18)         --
                                 --------------------------------------------------
Net asset value, end of year       $8.23        $9.80        $ 9.65       $10.00
                                 ==================================================
Ratios/supplemental data:
 Total return                     (15.52)%       1.94%        (1.68)%       N.M.
 Expenses to average net assets     1.94%        1.89%         1.98%     1.99%(C,D)
 Net investment income/(loss)
   to average net assets             .99%         .45%(B)       .63%        N.M.
 Portfolio turnover rate           44.4%        59.6%         25.9%          --
 Net assets, end of year (in
   thousands)                    $1,413,372   $1,717,283   $1,115,626   $146,093
-----------------------------------------------------------------------------------

(A) For the period December 30, 1999 (commencement of operations) to December 31, 1999.

(B) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from (.38)% to .45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

(C) Annualized.

(D) Net of fees waived by LMM pursuant to an expense limitation of 1.99% of average daily net assets through April 30, 2003. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1999, would have been 2.39%.

N.M. -- Not meaningful.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Opportunity Trust
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2002, transfer agent and shareholder servicing expenses were as follows: Primary Class, $1,272; Institutional Class, $15.

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 2002, receivables for securities sold and payables for securities purchased were as follows:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $9,055                      $ --

--------------------------------------------------------------------------------

  For the year ended December 31, 2002, investment transactions (excluding short-term investments) were as follows:

         Purchases         Proceeds From Sales
         -------------------------------------
         $761,528               $707,004

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

  The Fund has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will reimburse the Fund a percentage of commissions generated. During the year ended December 31, 2002, these payments amounted to $169 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized.

--------------------------------------------------------------------------------

Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At December 31, 2002, the Fund had no short positions.

Illiquid and Restricted Securities

  The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed "illiquid" if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At December 31, 2002, 1.5% of the Fund's net assets were deemed restricted.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

  Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

                                 For the Years Ended
                                    December 31,
                                ---------------------
                                 2002           2001
-----------------------------------------------------
Ordinary income                 $9,153         $6,626
                                ------         ------
Total distributions             $9,153         $6,626
                                ======         ======

  The tax basis components of net assets at December 31, 2002, were as follows:

Unrealized appreciation                                    $  252,424
Unrealized depreciation                                      (443,572)
                                                           ----------
Net unrealized appreciation/(depreciation)                   (191,148)
Undistributed ordinary income                                     739
Capital loss carryforwards                                   (226,481)
Paid-in capital                                             1,861,785
                                                           ----------
Net assets                                                 $1,444,895
                                                           ==========

  The difference between book and tax basis unrealized depreciation is primarily due to the tax deferral of wash sale losses and tax treatment of market discount on certain debt instruments.

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at December 31, 2002, were as follows:

         Expiration
            Date             Amount
         ---------------------------
            2009            $ 47,870
            2010             178,611

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to the tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

         Undistributed net investment income         $ 2,928
         Accumulated realized gain/(loss)             (2,928)

  At December 31, 2002, the cost of investments for federal income tax purposes was $1,638,873.

--------------------------------------------------------------------------------

3. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM, LLC ("LMM"). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund's average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of average daily net assets until April 30, 2003, as shown in the following chart:

                                                                         At
                                                                  December 31, 2002
                                                                  -----------------
                       Management        Asset        Expense        Management
                          Fee         Breakpoint     Limitation     Fees Payable
-----------------------------------------------------------------------------------
Primary Class            1.00%      $0-$100 million    1.99%            $952
                                     in excess of
                                     $100 million
                         0.75%
Institutional Class      1.00%      $0-$100 million    0.99%              21
                                     in excess of
                                     $100 million
                         0.75%

  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the year ended December 31, 2002, LMFM received $861.

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                At December 31, 2002
                                              ------------------------
         Distribution         Service         Distribution and Service
             Fee                Fee                 Fees Payable
         -------------------------------------------------------------
            0.75%              0.25%                   $1,241

--------------------------------------------------------------------------------

  The Fund paid $9 in brokerage commissions to Legg Mason for the year ended December 31, 2002.

  LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $443 for the year ended December 31, 2002.

  LMM, LMFM, LMFA and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the period in securities of companies which are or were affiliated are as follows:

                                                 Purchased                 Sold           Dividend/
                                Value at   ---------------------   --------------------   Interest    Value at    Realized
                                12/31/01     Cost     Shares/Par    Cost     Shares/Par    Income     12/31/02   Gain/(Loss)
----------------------------------------------------------------------------------------------------------------------------
Broadwing Inc.                  $    --    $ 58,234      9,784     $   578        40       $    34    $52,603     $   (117)
Cott Corporation                 69,232         995         60      10,708     1,914            --         --      (25,699)(A)
Level 3 Communications, Inc.    168,425      56,049     63,150      10,114     2,500        21,486         --        2,932(A)
Pinnacle Entertainment, Inc.     10,854          --         --         549        50            --     12,128         (202)
TALK America Holdings, Inc.       8,227          --         --       8,859     3,681         5,167         --       (2,140)(A)
                                --------   --------     ------     -------     -----       -------    -------     --------
                                $256,738   $115,278     72,994     $30,808     8,185       $26,687    $64,731     $(25,226)
                                ========   ========     ======     =======     =====       =======    =======     ========

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2002, the Fund had no borrowings under the Credit Agreement.

  The Fund may borrow for investment purposes, also known as "leveraging," from a separate $100 million line of credit ("Leveraging Credit Agreement") expiring May 2, 2003. Leverage is the ability to get a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

---------------

(A) As a result of the Fund reducing or eliminating its investment in this security, the company is no longer an affiliated company.

--------------------------------------------------------------------------------

  For the period July 1, 2002 (date of initial borrowing) through December 31, 2002, the Fund had average borrowings of $33.9 million at an average annual interest rate of 2.6%. As of December 31, 2002, $15 million is outstanding.

6. Fund Share Transactions:

  At December 31, 2002, there were 300,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                        Reinvestment
                                       Sold           of Distributions
                                -------------------   -----------------
                                Shares     Amount     Shares    Amount
-----------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2002       60,327   $ 524,413    1,009   $  8,425
  Year Ended Dec. 31, 2001       87,388     909,024      651      6,164
-- Institutional Class
  Year Ended Dec. 31, 2002        1,226   $  11,231       67   $    556
  Year Ended Dec. 31, 2001        4,026      42,117       40        384
-----------------------------------------------------------------------

                                    Repurchased          Net Change
                                -------------------   -----------------
                                Shares     Amount     Shares    Amount
-----------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2002      (64,901)  $(536,419)  (3,565)  $ (3,581)
  Year Ended Dec. 31, 2001      (28,357)   (278,703)  59,682    636,485
-- Institutional Class
  Year Ended Dec. 31, 2002         (620)  $  (5,412)     673   $  6,375
  Year Ended Dec. 31, 2001       (2,229)    (22,684)   1,837     19,817
-----------------------------------------------------------------------

Report of Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc. -- Legg Mason Opportunity Trust

  We have audited the accompanying statement of net assets of Legg Mason Opportunity Trust (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Primary Class) for each of the three years in the period then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights (Primary Class) for each of the three years in the period then ended and for the period December 30, 1999 (commencement of operations) through December 31 1999, in conformity with accounting principles generally accepted in the United States.

                                                    Ernst & Young LLP

Philadelphia, Pennsylvania
January 31, 2003

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Fund was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                                                      AFFIRMATIVE   WITHHELD
                                                      -----------   --------
    John F. Curley, Jr..............................    92,570       4,240
    Mark R. Fetting.................................    92,579       4,231
    Richard G. Gilmore..............................    92,365       4,445
    Arnold L. Lehman................................    92,346       4,464
    Robin J.W. Masters..............................    92,454       4,356
    Jill E. McGovern................................    92,512       4,298
    Arthur S. Mehlman...............................    92,462       4,348
    Jennifer W. Murphy..............................    92,582       4,228
    G. Peter O'Brien................................    92,593       4,216
    S. Ford Rowan...................................    92,605       4,205

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

    Affirmative.............................................    89,384
    Against.................................................     3,630
    Abstain.................................................     3,655
    Broker non-votes........................................       141

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

    Affirmative.............................................    89,466
    Against.................................................     3,551
    Abstain.................................................     3,652
    Broker non-votes........................................       141

  Proposal 2c: To modify the fundamental investment restriction on lending:

    Affirmative.............................................    89,356
    Against.................................................     3,657
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

    Affirmative.............................................    89,439
    Against.................................................     3,574
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

    Affirmative.............................................    89,475
    Against.................................................     3,538
    Abstain.................................................     3,656
    Broker non-votes........................................       141

  Proposal 2f: To modify the investment restriction on investing in commodities:

    Affirmative.............................................    89,280
    Against.................................................     3,730
    Abstain.................................................     3,659
    Broker non-votes........................................       141

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

    Affirmative.............................................    89,491
    Against.................................................     3,525
    Abstain.................................................     3,653
    Broker non-votes........................................       141

  Proposal 3: To change the Fund's investment objective from fundamental to non-fundamental:

    Affirmative.............................................    86,537
    Against.................................................     5,340
    Abstain.................................................     4,792
    Broker non-votes........................................       141

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH       NUMBER OF LEGG          OTHER
                    HELD WITH     OF TIME        MASON FUNDS       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)        OVERSEEN             HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since       Chairman and         None             Director and/or officer of
 Jr.(B)             and          1999        Director/Trustee of                   various Legg Mason
 Age 63             Director                 all Legg Mason                        affiliates. Formerly: Vice
                                             funds (consisting                     Chairman and Director of
                                             of 23 portfolios).                    Legg Mason, Inc. and Legg
                                                                                   Mason Wood Walker,
                                                                                   Incorporated; Director of
                                                                                   Legg Mason Fund Adviser,
                                                                                   Inc. and Western Asset
                                                                                   Management Company (each a
                                                                                   registered investment
                                                                                   adviser).
 --------------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    President   President and        Director of the  Executive Vice President of
 R.(C)              and          since       Director/Trustee of  Royce Family of  Legg Mason, Inc.; Director
 Age 48             Director     2001;       all Legg Mason       Funds            and/or officer of various
                                 Director    funds (consisting    (consisting of   Legg Mason affiliates since
                                 since       of 23 portfolios).   17 portfolios).  2000. Formerly: Division
                                 2002                                              President and Senior Officer
                                                                                   of Prudential Financial
                                                                                   Group, Inc. and related
                                                                                   companies, including fund
                                                                                   boards and consulting
                                                                                   services to subsidiary
                                                                                   companies (1991-2000);
                                                                                   Partner, Greenwich
                                                                                   Associates; Vice President,
                                                                                   T. Rowe Price Group, Inc.
 --------------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since       Director/Trustee of  None             Retired. Trustee of Pacor
 G.                              1999        all Legg Mason                        Settlement Trust, Inc. since
 Age 75                                      funds (consisting                     1990. Formerly: Director of
                                             of 23 portfolios).                    CSS Industries, Inc.
                                                                                   (diversified holding company
                                                                                   that makes seasonal
                                                                                   decorative products); Senior
                                                                                   Vice President, Chief
                                                                                   Financial Officer and
                                                                                   Director of PECO Energy Co.,
                                                                                   Inc. (now Exelon
                                                                                   Corporation).
 --------------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since       Director/Trustee of  None             Director of The Brooklyn
 L.                              1999        all Legg Mason                        Museum of Art since 1997.
 Age 58                                      funds (consisting                     Formerly: Director of The
                                             of 23 portfolios).                    Baltimore Museum of Art
                                                                                   (1979-1997).
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH       NUMBER OF LEGG          OTHER
                    HELD WITH     OF TIME        MASON FUNDS       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)        OVERSEEN             HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Masters, Robin     Director     Since       Director/Trustee of  None             Retired. Director of The
 J.W.                            2002        all Legg Mason                        Family Learning Centre (non-
 Age 46                                      funds (consisting                     profit) since 1996; Director
                                             of 23 portfolios).                    of Bermuda SMARTRISK (non-
                                                                                   profit) since 2001.
                                                                                   Formerly: Chief Investment
                                                                                   Officer of ACE Limited
                                                                                   (insurance).
 --------------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since       Director/Trustee of  None             Chief Executive Officer of
 E.                              1999        all Legg Mason                        The Marrow Foundation since
 Age 58                                      funds (consisting                     1993. Formerly: Executive
                                             of 23 portfolios).                    Director of the Baltimore
                                                                                   International Festival
                                                                                   (1991-1993); Senior
                                                                                   Assistant to the President
                                                                                   of The Johns Hopkins
                                                                                   University (1986-1990).
 --------------------------------------------------------------------------------------------------------------
 Mehlman, Arthur    Director     Since       Director/Trustee of  None             Retired. Director of
 S.                              2002        all Legg Mason                        Maryland Business Roundtable
 Age 60                                      funds (consisting                     for Education (non-profit);
                                             of 23 portfolios).                    Director of University of
                                                                                   Maryland College Park
                                                                                   Foundation (non-profit)
                                                                                   since 1998. Formerly:
                                                                                   Partner, KPMG LLP
                                                                                   (international accounting
                                                                                   firm).
 --------------------------------------------------------------------------------------------------------------
 Murphy, Jennifer   Director     Since       Director of Legg     None             Chief Operations Officer of
 W.(D)                           1999        Mason Investment                      LMM, LLC since 1999; Senior
 Age 38                                      Trust, Inc.                           Vice President, COO, CFO and
                                                                                   Director of Legg Mason Funds
                                                                                   Management, Inc. since 1998.
                                                                                   Formerly: Director of
                                                                                   Special Projects, Legg
                                                                                   Mason, Inc. (1995-1998).
 --------------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since       Director/Trustee of  Director of the  Trustee of Colgate
 Peter Age 57                    1999        all Legg Mason       Royce Family of  University and President of
                                             funds (consisting    Funds            Hill House, Inc.
                                             of 23 portfolios).   (consisting of   (residential home care).
                                                                  17 portfolios);  Formerly: Managing Director,
                                                                  Director of      Equity Capital Markets Group
                                                                  Renaissance      of Merrill Lynch & Co.
                                                                  Capital          (1971- 1999).
                                                                  Greenwich
                                                                  Funds.
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH       NUMBER OF LEGG          OTHER
                    HELD WITH     OF TIME        MASON FUNDS       DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE       FUNDS      SERVED(A)        OVERSEEN             HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Rowan, S. Ford     Director     Since       Director/Trustee of  None             Consultant, Rowan & Blewitt
 Age 59                          2002        all Legg Mason                        Inc. (management
                                             funds (consisting                     consulting); Adjunct
                                             of 23 portfolios).                    Professor, George Washington
                                                                                   University since 2000;
                                                                                   Director of Santa Fe
                                                                                   Institute (scientific
                                                                                   research institute) since
                                                                                   1999; Director of Annapolis
                                                                                   Center for Science-Based
                                                                                   Public Policy since 1995.
 --------------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since       Vice President and   None             Vice President and Secretary
 R.(E)              President    2000        Secretary of all                      of Legg Mason Fund Adviser,
 Age 45             and                      Legg Mason funds                      Inc. since 2000; Associate
                    Secretary                (consisting of 23                     General Counsel of Legg
                                             portfolios).                          Mason Wood Walker,
                                                                                   Incorporated since 1999.
                                                                                   Formerly: Senior Associate,
                                                                                   Kirkpatrick & Lockhart LLP
                                                                                   (1996-1999); Senior Counsel,
                                                                                   Securities and Exchange
                                                                                   Commission, Division of
                                                                                   Investment Management
                                                                                   (1989-1995).
 --------------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since       Vice President and   None             Vice President and Treasurer
 K.(E)              President    1999        Treasurer of all                      of Legg Mason Fund Adviser,
 Age 54             and                      Legg Mason funds                      Inc. and Western Asset
                    Treasurer                (consisting of 23                     Funds, Inc.; Treasurer of
                                             portfolios).                          Pacific American Income
                                                                                   Shares, Inc. and Western
                                                                                   Asset Premier Bond Fund.
 --------------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Ms. Murphy is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Funds Management, Inc., an investment adviser to the Corporation.

(E) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                        Investment Manager

                        LMM, LLC
                        Baltimore, MD

                        Investment Adviser

                        Legg Mason Funds Management, Inc.
                        Baltimore, MD

                        Board of Directors

                        John F. Curley, Jr., Chairman
                        Mark R. Fetting, President
                        Richard G. Gilmore
                        Arnold L. Lehman
                        Robin J.W. Masters
                        Dr. Jill E. McGovern
                        Arthur S. Mehlman
                        Jennifer W. Murphy
                        G. Peter O'Brien
                        S. Ford Rowan

                        Transfer and Shareholder Servicing Agent

                        Boston Financial Data Services
                        Braintree, MA

                        Custodian

                        State Street Bank & Trust Company
                        Boston, MA

                        Counsel

                        Kirkpatrick & Lockhart LLP
                        Washington, DC

                        Independent Auditors

                        Ernst & Young LLP
                        Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-088
2/03